SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 _____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): May 16, 2007

___________________________

CHURCH & DWIGHT CO., INC. (Exact Name of Registrant as Specified in its Charter) __________________________

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

469 North Harrison Street, Princeton, New Jersey		08543
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (609) 683-5900 N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240. 14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 16, 2007, Steven J. Katz became the Vice President, Controller and Chief Accounting Officer of the Company. Gary P. Halker, Mr. Katz's predecessor as Chief Accounting Officer, will continue to serve the Company as Vice President and Treasurer.

Mr. Katz, age 49, joined the Company in 1986. From April 1993 to December 2002, he held the position of Assistant Controller, and from January 2003 until May 2007, he was Controller of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date:	May 21, 2007	By:	/s/ James R. Craigie

		Name:	James R. Craigie
		Title:	Chairman and Chief Executive Officer